(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
June 30, 2002


Merrill Lynch
Total Return
Bond Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Total Return Bond Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH TOTAL RETURN BOND FUND


Proxy Results

During the six-month period ended June 30, 2002, Merrill Lynch Total
Return Bond Fund's shareholders voted on the following proposal.
The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted   Shares Withheld
                                                                            For          From Voting
1. To elect the Fund's Board of Directors:    Terry K. Glenn              1,964,773        25,795
                                              James H. Bodurtha           1,964,773        25,795
                                              Joe Grills                  1,964,773        25,795
                                              Herbert I. London           1,964,773        25,795
                                              Andre F. Perold             1,963,832        26,736
                                              Roberta Cooper Ramo         1,964,773        25,795
                                              Robert S. Salomon, Jr.      1,964,773        25,795
                                              Melvin R. Seiden            1,964,773        25,795
                                              Stephen B. Swensrud         1,963,832        26,736



During the six-month period ended June 30, 2002, Fund Asset
Management Master Trust's shareholders voted on the following proposal. A proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted   Shares Withheld
                                                                            For          From Voting
1. To elect the Master Trust's Board of Trustees: Terry K. Glenn,
   James H. Bodurtha, Joe Grills, Herbert I. London, Andre F. Perold,
   Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and
   Stephen B. Swensrud                                                    32,663,096       396,947



Merrill Lynch Total Return Bond Fund, June 30, 2002


DEAR SHAREHOLDER


Investment Environment
At the end of June 2002, it was evident that the U.S. economy took a back seat to a series of events and world issues. The threat of further terrorism in the United States, a potential nuclear conflict between Pakistan and India, accounting transparency, the lack of corporate governance, Securities and Exchange Commission inquiries and the fallout from the Enron Corporation scandal are some of the major issues that overshadowed the economy. During the last week of the period, moreover, WorldCom, Inc. announced a $3.8 billion restatement of financial results, whereby the company was booking certain expenses as capital expenditures and amortizing them over a number of years instead of expensing them as they occurred. This revelation continued to send shock waves through the financial community and will probably result in further government regulation and oversight committees for Corporate America.

Given all of these uncertainties it appears that the U.S. equity markets are suffering the most with the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index down approximately 10%, 18% and 32%, respectively, for the 12-month period ended June 30, 2002. In this environment, the fixed income markets along with gold prices have been the main beneficiaries as the broad fixed income indexes posted gains of 8.5%, while gold prices have advanced more than 18% for the same 12-month period.

During the 12-month period ended June 30, 2002, the U.S. economy appeared to grow in excess of 2% after a surprisingly weak first-half year. The U.S. economy proved remarkably resilient after the events of September 11, 2001. The United States technically avoided a recession but corporate profitability has de-coupled from the real economy as profits continue to be pressured while economic growth appears to show solid gains. Gross domestic product (GDP) growth in the first quarter of 2002 was recently revised to 6.1%, and based on economic releases during the second quarter, growth should moderate to 2.5% - 3% for the second quarter. The restocking of inventories should add less to growth in the second quarter than in the first quarter but consumers continue to do more than their part to add to growth. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of gross domestic product, should exceed 3% for the first two quarters of 2002. This is an impressive figure given the rise in unemployment and the reduction of wealth that has occurred in the equity markets. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index have all continued to grow at above-average levels. In addition, more recently the Mortgage Bankers Association index of new applications hit an all-time high, suggesting that the housing sector should continue to add to growth.

The manufacturing sector also appears to be on a solid recovery path as the index of the Institute for Supply Management (ISM) released for June 2002 came in at 56.2 and the service sector of the ISM index came in at 60.1 as of May 31, 2002. As long as these indicators stay above 50, they should continue to add growth. Durable goods orders rose in excess of 1%, further suggesting that an economic recovery is well underway. Non-defense capital goods new orders have also been improving, rising 10% for the nine months ended May 31, 2002. This increase suggests that perhaps the much-needed increase in capital expenditures is just around the corner. However, it appears that business leaders are more pessimistic than economists and investors, which could prove problematic for any major resumption of business spending. We agree with Federal Reserve Board Chairman Alan Greenspan's recent view on this topic when he stated, "This dichotomy is going to be resolved more in terms of the business community coming closer to the economists."

The most recent decline of the U.S. dollar has some serious implications for U.S. financial assets. The U.S. economy has been running a current account deficit in excess of 4% of GDP. History suggests that this cannot be sustained, and there needs to be some adjustment once we cross this 4% threshold for an extended period. More importantly, once investors believe that the return on capital in the United States may not be as competitive with alternatives found around the world, then the U.S. dollar (and financial assets) may suffer as a consequence. We simply view the most recent U.S. dollar weakness as a necessary decline and adjustment to reflect a more even balance of return on investment from the lofty expectations investors had for U.S. financial assets during the late 1990s.


Fiscal Year in Review
For the 12-month period ended June 30, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.30%, +8.21%, +8.22% and +9.03%, respectively. The Fund performed in line with its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, which had a total return of +8.63% for the same 12-month period. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)

During the 12-month period ended June 30, 2002, we positioned the Portfolio to benefit from a cyclical economic recovery. We remained overweighted in the corporate market and shifted from an underweighted to an overweighted position in the mortgage market, maintaining a portfolio duration that was slightly shorter than the Fund's benchmark. During the second half of 2001, we positioned the Portfolio underweighted to the mortgage market and overweighted to the corporate sector. We thought that spreads in the corporate market justified our overweight to the sector, while uncertainty and increased volatility justified our underweight to the mortgage sector. As we moved through the first half of 2002, we shifted our 6% underweight in the mortgage sector to a 3% overweight. We believed that the mortgage sector represented value given our view that nominal spreads and option adjusted spreads were wide, and that volatility would trend lower. In addition, we believed that the steep yield curve would continue to benefit this sector. This allocation proved to be beneficial to portfolio returns as the mortgage sector outperformed U.S. Treasury securities by more than 150 basis points (1.50%) in the first half of 2002. More recently, we reduced our exposure in the corporate sector from an 8% overweight to a 6% overweight position and further increased our allocation to the mortgage sector from a 6% overweight to an 8% overweight position. We also reduced certain subsections within the corporate market including banking, consumer goods and non-corporate credit. We believe that these sectors are trading expensive relative to alternatives. Within the corporate market, we are overweight in the auto and electric utilities sectors, with a slight overweight to the banking sector.

In this difficult investment environment, we recently increased the Portfolio's duration and brought it even to that of our benchmark. At June 30, 2002, the overall portfolio duration was 4.44 years. We also hedged some of our spread exposure by entering into a spreadlock trade that will benefit the Portfolio if swap spreads widen. Moreover, in an effort to continue to exploit as many available options as available to us, we have recently purchased dollar-denominated Brazilian debt that trades at 970 basis points over U.S. Treasury securities. We believe that this investment offers strong fundamentals and relative value that may benefit the Fund going forward.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Patrick Maldari)
Patrick Maldari
Portfolio Manager



(James J. Pagano)
James J. Pagano
Portfolio Manager


August 8, 2002



We are pleased to announce that Patrick Maldari has been named Portfolio Manager of Merrill Lynch Total Return Bond Fund and is responsible for the day-to-day operations of the Fund along with James J. Pagano. Mr. Maldari has been employed by Merrill Lynch Investment Managers, L.P. since 1984. He has been Senior Portfolio Manager since 2001. Mr. Maldari is also head of a team of investment professionals managing high-quality investment-grade portfolios. He also has broad experience managing institutional fixed income portfolios. Mr. Maldari is a CFA R charterholder.



Merrill Lynch Total Return Bond Fund, June 30, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4.25% and an account maintenance fee of 0.25% (but no distribution fee).

The performance results depicted on pages 4 - 6 are those of Merrill Lynch Total Return Bond Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Total Return Bond Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Total Return Bond Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include actual operating expenses of Merrill Lynch Total Return Bond Fund. The Fund commenced operations on October 6, 2000.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class A, Class B, Class C and Class D Shares in excess of ..65%, 1.65%, 1.65% and .90%, respectively, of the average net assets of each Class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Total Return Bond Fund++ Class A Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++. Values illustrated are as follows:

ML Total Return Bond Fund++
Class A Shares*


Date                       Value

12/06/1994**             $ 9,575.00
June 1995                $10,713.00
June 1996                $11,465.00
June 1997                $12,667.00
June 1998                $14,064.00
June 1999                $14,388.00
June 2000                $14,762.00
June 2001                $16,030.00
June 2002                $17,521.00


Lehman Brothers Aggregate Bond Index++++

Date                       Value

12/30/1994**             $10,000.00
June 1995                $11,144.00
June 1996                $11,703.00
June 1997                $12,657.00
June 1998                $13,991.00
June 1999                $14,431.00
June 2000                $15,090.00
June 2001                $16,784.00
June 2002                $18,232.00


A line graph illustrating the growth of a $10,000 investment in ML Total Return Bond Fund++ Class B and Class C Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++.
Values illustrated are as follows:

ML Total Return Bond Fund++
Class B Shares*


Date                       Value

10/06/2000**             $10,000.00
June 2001                $10,539.00
June 2002                $11,062.00


ML Total Return Bond Fund++
Class C Shares*


Date                       Value

10/06/2000**             $10,000.00
June 2001                $10,539.00
June 2002                $11,405.00


Lehman Brothers Aggregate Bond Index++++

Date                       Value

10/31/2000**             $10,000.00
June 2001                $10,726.00
June 2002                $11,652.00


A line graph illustrating the growth of a $10,000 investment in ML Total Return Bond Fund++ Class D Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++. Values illustrated are as follows:

ML Total Return Bond Fund++
Class D Shares*


Date                       Value

06/02/1999**             $ 9,575.00
June 1999                $ 9,597.00
June 2000                $ 9,824.00
June 2001                $10,617.00
June 2002                $11,576.00


Lehman Brothers Aggregate Bond Index++++

Date                       Value

June 1999                $10,000.00
June 2000                $10,456.00
June 2001                $11,630.00
June 2002                $12,634.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Total Return Bond Master Portfolio of the Fund Asset Management Master Trust. The Portfolio invests in a diversified portfolio of bonds of different maturities, including U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities.
++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. The starting date for the Index is from 12/31/94 in the Class A Shares' graph, from 10/31/00 in the Class B and C Shares' graph and from 6/30/99 in the Class D Shares' graph.



Average Annual
Total Return


                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 6/30/02                     +9.30%         +4.65%
Five Years Ended 6/30/02                   +6.65          +5.73
Inception (12/06/94) through 6/30/02       +8.28          +7.66

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/02                     +8.21%         +4.21%
Inception (10/06/00) through 6/30/02       +7.87          +6.22

*Maximum contingent deferred sales charge is 4% and is reduced to 0%after four years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/02                     +8.22%         +7.22%
Inception (10/06/00) through 6/30/02       +7.88          +7.88

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                      Sales Charge    Sales Charge**
Class D Shares*

One Year Ended 6/30/02                     +9.03%         +4.39%
Inception (6/02/99) through 6/30/02        +6.30          +4.81

*Maximum sales charge is 4.25%.
**Assuming maximum sales charge.



Merrill Lynch Total Return Bond Fund, June 30, 2002


PERFORMANCE DATA (concluded)

Recent
Performance
Results


                                            6-Month         12-Month     Since Inception    Standardized
As of June 30, 2002                       Total Return    Total Return     Total Return     30-Day Yield
ML Total Return Bond Fund Class A Shares*     +3.36%         +9.30%          +82.54%            4.52%
ML Total Return Bond Fund Class B Shares*     +2.85          +8.21           +14.04             3.72
ML Total Return Bond Fund Class C Shares*     +2.85          +8.22           +14.06             3.73
ML Total Return Bond Fund Class D Shares*     +3.23          +9.03           +20.70             4.28
Lehman Brothers Aggregate Bond Index**        +3.79          +8.63    +82.33/+26.34/+16.52       --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's since inception periods are from 12/06/94 for Class A Shares, from 10/06/00 for Class B and Class C Shares, and from 6/02/99 for
Class D Shares.
**This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity. Since inception total returns are from 12/31/94, 6/30/99 and 10/31/00, respectively.


STATEMENT OF ASSETS AND LIABILITIES


MERRILL LYNCH
TOTAL RETURN
BOND FUND       As of June 30, 2002
Assets:         Investment in Total Return Bond Master Portfolio, at value
                (identified cost--$31,279,725)                                                               $   31,490,743
                Receivable from administrator                                                                         7,792
                                                                                                             --------------
                Total assets                                                                                     31,498,535
                                                                                                             --------------

Liabilities:    Payables:
                   Dividends to shareholders                                               $       37,265
                   Distributor                                                                     16,725            53,990
                                                                                           --------------
                Accrued expenses                                                                                     10,780
                                                                                                             --------------
                Total liabilities                                                                                    64,770
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $   31,433,765
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.01 par value, 100,000,000
Consist of:     shares authorized                                                                            $          829
                Class B Shares of Common Stock, $.01 par value, 200,000,000
                shares authorized                                                                                     9,609
                Class C Shares of Common Stock, $.01 par value, 100,000,000
                shares authorized                                                                                     9,819
                Class D Shares of Common Stock, $.01 par value, 100,000,000
                shares authorized                                                                                     9,591
                Paid-in capital in excess of par                                                                 31,427,426
                Accumulated investment loss--net                                           $        (858)
                Accumulated realized capital losses on investments from the
                Portfolio--net                                                                  (233,669)
                Unrealized appreciation on investments from the Portfolio--net                    211,018
                                                                                           --------------
                Total accumulated losses--net                                                                      (23,509)
                                                                                                             --------------
                Net assets                                                                                   $   31,433,765
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $874,492 and 82,890 shares
Value:                   outstanding                                                                         $        10.55
                                                                                                             ==============
                Class B--Based on net assets of $10,113,394 and 960,859 shares
                         outstanding                                                                         $        10.53
                                                                                                             ==============
                Class C--Based on net assets of $10,338,881 and 981,907 shares
                         outstanding                                                                         $        10.53
                                                                                                             ==============
                Class D--Based on net assets of $10,106,998 and 959,072 shares
                         outstanding                                                                         $        10.54
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

MERRILL LYNCH
TOTAL RETURN
BOND FUND       For the Year Ended June 30, 2002
Investment      Net investment income allocated from the Portfolio:
Income from the    Interest                                                                                  $      970,300
Portfolio--Net:    Dividends                                                                                          7,690
                   Expenses                                                                                        (82,944)
                                                                                                             --------------
                Net investment income from the Portfolio                                                            895,046
                                                                                                             --------------

Expenses:       Account maintenance and distribution fees--Class B                         $       60,946
                Printing and shareholder reports                                                   43,347
                Registration fees                                                                  43,295
                Administration fees                                                                42,269
                Account maintenance and distribution fees--Class C                                 38,554
                Account maintenance fees--Class D                                                  16,369
                Professional fees                                                                  16,316
                Offering costs                                                                     14,556
                Transfer agent fees--Class B                                                        4,679
                Transfer agent fees--Class D                                                        4,059
                Transfer agent fees--Class C                                                        2,349
                Transfer agent fees--Class A                                                          269
                Other                                                                               8,145
                                                                                           --------------
                Total expenses before reimbursement                                               295,153
                Reimbursement of expenses                                                       (152,172)
                                                                                           --------------
                Total expenses after reimbursement                                                                  142,981
                                                                                                             --------------
                Investment income--net                                                                              752,065
                                                                                                             --------------

Realized &      Realized loss on investments from the Portfolio--net                                              (147,374)
Unrealized      Change in unrealized depreciation on investments from the Portfolio--net                            224,559
Gain (Loss)                                                                                                  --------------
from the        Total realized and unrealized gain on investments from the Portfolio--net                            77,185
Portfolio--Net:                                                                                              --------------
                Net Increase in Net Assets Resulting from Operations                                         $      829,250
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Total Return Bond Fund, June 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the       For the Period
MERRILL LYNCH                                                                                 Year Ended     Oct. 6, 2000++
TOTAL RETURN                                                                                   June 30,       to June 30,
BOND FUND       Increase (Decrease) in Net Assets:                                               2002             2001
Operations:     Investment income--net                                                     $      752,065    $       44,378
                Realized loss on investments from the Portfolio--net                            (147,374)          (12,851)
                Change in unrealized depreciation on investments from the
                Portfolio--net                                                                    224,559          (13,541)
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                              829,250            17,986
                                                                                           --------------    --------------

Dividends &     Investment income--net:
Distributions to   Class A                                                                       (21,127)           (1,432)
Shareholders:      Class B                                                                      (258,324)          (23,621)
                   Class C                                                                      (158,109)           (3,691)
                   Class D                                                                      (320,034)          (13,419)
                Realized gain on investments--net:
                   Class A                                                                          (473)                --
                   Class B                                                                        (7,467)                --
                   Class C                                                                        (3,664)                --
                   Class D                                                                        (9,703)                --
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                                   (778,901)          (42,163)
                                                                                           --------------    --------------

Capital Share   Net increase in net assets derived from capital share transactions             28,178,439         3,179,154
Transactions:                                                                              --------------    --------------

Net Assets:     Total increase in net assets                                                   28,228,788         3,154,977
                Beginning of period                                                             3,204,977            50,000
                                                                                           --------------    --------------
                End of period*                                                             $   31,433,765    $    3,204,977
                                                                                           ==============    ==============

                *Undistributed (accumulated) investment income (loss)--net                 $        (858)    $        2,165
                                                                                           ==============    ==============

++Commencement of operations.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                   Class A                  Class B

                The following per share data and ratios                   For the     For the       For the     For the
                have been derived from information                          Year       Period         Year       Period
MERRILL LYNCH   provided in the financial statements.                      Ended   Oct. 6, 2000++    Ended   Oct. 6, 2000++
TOTAL RETURN                                                              June 30,  to June 30,     June 30,  to June 30,
BOND FUND       Increase (Decrease) in Net Asset Value:                     2002        2001          2002        2001
Per Share       Net asset value, beginning of period                        $  10.20     $  10.00     $  10.18     $  10.00
Operating                                                                   --------     --------     --------     --------
Performance:    Investment income--net                                      .51+++++          .45     .44+++++          .35
                Realized and unrealized gain on investments from the
                Portfolio--net                                                   .42          .17          .39          .18
                                                                            --------     --------     --------     --------
                Total from investment operations                                 .93          .62          .83          .53
                                                                            --------     --------     --------     --------
                Less dividends and distributions:
                   Investment income--net                                      (.57)        (.42)        (.47)        (.35)
                   Realized gain on investments--net                           (.01)           --        (.01)           --
                                                                            --------     --------     --------     --------
                Total dividends and distributions                              (.58)        (.42)        (.48)        (.35)
                                                                            --------     --------     --------     --------
                Net asset value, end of period                              $  10.55     $  10.20     $  10.53     $  10.18
                                                                            ========     ========     ========     ========

Total           Based on net asset value per share                             9.30%     6.23%+++        8.21%     5.39%+++
Investment                                                                  ========     ========     ========     ========
Return:**

Ratios to       Expenses, net of reimbursement++++                              .65%        .65%*        1.65%       1.65%*
Average                                                                     ========     ========     ========     ========
Net Assets:     Expenses++++                                                   1.54%      19.00%*        2.58%      20.00%*
                                                                            ========     ========     ========     ========
                Investment income--net                                         5.07%       6.56%*        4.22%       5.32%*
                                                                            ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)                    $    875     $     64    $  10,113     $  2,077
Data:                                                                       ========     ========     ========     ========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Total Return Bond Fund, June 30, 2002


FINANCIAL HIGHLIGHTS (concluded)


                                                                                   Class C                  Class D

                The following per share data and ratios                   For the     For the       For the     For the
                have been derived from information                          Year       Period         Year       Period
MERRILL LYNCH   provided in the financial statements.                      Ended   Oct. 6, 2000++    Ended   Oct. 6, 2000++
TOTAL RETURN                                                              June 30,  to June 30,     June 30,  to June 30,
BOND FUND       Increase (Decrease) in Net Asset Value:                     2002        2001          2002        2001
Per Share       Net asset value, beginning of period                        $  10.18     $  10.00     $  10.19     $  10.00
Operating                                                                   --------     --------     --------     --------
Performance:    Investment income--net                                      .40+++++          .36     .51+++++          .42
                Realized and unrealized gain on investments from the
                Portfolio--net                                                   .47          .17          .41          .17
                                                                            --------     --------     --------     --------
                Total from investment operations                                 .87          .53          .92          .59
                                                                            --------     --------     --------     --------
                Less dividends and distributions:
                   Investment income--net                                      (.51)        (.35)        (.56)        (.40)
                   Realized gain on investments--net                           (.01)           --        (.01)           --
                                                                            --------     --------     --------     --------
                Total dividends and distributions                              (.52)        (.35)        (.57)        (.40)
                                                                            --------     --------     --------     --------
                Net asset value, end of period                              $  10.53     $  10.18     $  10.54     $  10.19
                                                                            ========     ========     ========     ========
Total           Based on net asset value per share                             8.22%     5.39%+++        9.03%     5.97%+++
Investment                                                                  ========     ========     ========     ========
Return:**

Ratios to       Expenses, net of reimbursement++++                             1.64%       1.65%*         .90%        .90%*
Average                                                                     ========     ========     ========     ========
Net Assets:     Expenses++++                                                   2.51%      20.00%*        1.80%      19.25%*
                                                                            ========     ========     ========     ========
                Investment income--net                                         4.07%       5.44%*        4.85%       6.19%*
                                                                            ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)                    $ 10,339     $    259     $ 10,107     $    805
Data:                                                                       ========     ========     ========     ========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


MERRILL LYNCH
TOTAL RETURN
BOND FUND


1. Significant Accounting Policies:
Merrill Lynch Total Return Bond Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is a diversified, open-end management investment company which is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Total Return Bond Master Portfolio (the "Portfolio") of the Fund Asset Management Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at June 30, 2002 was 20.5%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $589 have been reclassified between accumulated net investment loss and accumulated net realized capital losses, $49,677 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $3,095 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Company has also entered into an Administrative Services Agreement with Fund Asset Management, L.P ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has contractually agreed to pay all annual operating expenses of the Fund's Class A, Class B, Class C and Class D Shares in excess of ..65%, 1.65%, 1.65% and .90%, respectively, as applied to the daily net assets of each Class through June 30, 2002. For the year ended June 30, 2002, FAM earned fees of $42,269, all of which was waived. Also, FAM reimbursed the Fund $109,903 for additional expenses.



Merrill Lynch Total Return Bond Fund, June 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


MERRILL LYNCH
TOTAL RETURN
BOND FUND


The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the
"Distributor"), which is an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account       Distribution
                           Maintenance Fee        Fee

Class B                         .25%              .75%
Class C                         .25%              .75%
Class D                         .25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                FAMD         MLPF&S

Class D                        $2,968        $26,978

For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $18,601 and $2,052 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $5,000 relating to transactions subject to front-end sales charge waivers in Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.
Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:Increases and decreases in the Fund's investment in the Portfolio for the year ended June 30, 2002 were $29,926,881 and $2,693,613, respectively.


4. Capital Share Transactions:Net increase in net assets derived from capital share transactions was $28,178,439 and $3,179,154 for the year ended June 30, 2002 and for the period October 6, 2000 to June 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year Ended                         Dollar
June 30, 2002                             Shares          Amount

Shares sold                               90,986       $    959,466
Shares issued to shareholders in
reinvestment of dividends and
distributions                              1,235             12,923
                                      ----------       ------------
Total issued                              92,221            972,389
Shares redeemed                         (15,606)          (163,062)
                                    ------------       ------------
Net increase                              76,615       $    809,327
                                    ============       ============



Class A Shares for the Period                             Dollar
October 6, 2000++ to June 30, 2001        Shares          Amount

Shares sold                                4,939       $     50,796
Shares issued to shareholders in
reinvestment of dividends                     86                877
                                    ------------       ------------
Net increase                               5,025       $     51,673
                                    ============       ============

++Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.



Class B Shares for the Year Ended                         Dollar
June 30, 2002                             Shares          Amount

Shares sold                              957,144       $ 10,042,376
Shares issued to shareholders in
reinvestment of dividends and
distributions                             13,945            145,691
                                    ------------       ------------
Total issued                             971,089         10,188,067
Automatic conversion of shares              (43)              (451)
Shares redeemed                        (214,241)        (2,238,470)
                                    ------------       ------------
Net increase                             756,805       $  7,949,146
                                    ============       ============



Class B Shares for the Period                             Dollar
October 6, 2000++ to June 30, 2001        Shares          Amount

Shares sold                              212,597       $  2,180,717
Shares issued to shareholders in
reinvestment of dividends                  1,277             13,044
                                    ------------       ------------
Total issued                             213,874          2,193,761
Shares redeemed                         (11,070)          (114,014)
                                    ------------       ------------
Net increase                             202,804       $  2,079,747
                                    ============       ============

++Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.



Class C Shares for the Year                               Dollar
Ended June 30, 2002                       Shares          Amount

Shares sold                            1,021,783       $ 10,711,445
Shares issued to shareholders in
reinvestment of dividends and
distributions                             10,172            106,321
                                    ------------       ------------
Total issued                           1,031,955         10,817,766
Shares redeemed                         (75,484)          (790,676)
                                    ------------       ------------
Net increase                             956,471       $ 10,027,090
                                    ============       ============



Class C Shares for the Period                             Dollar
October 6, 2000++ to June 30, 2001        Shares          Amount

Shares sold                               32,761       $    336,387
Shares issued to shareholders in
reinvestment of dividends                    140              1,431
                                    ------------       ------------
Total issued                              32,901            337,818
Shares redeemed                          (8,715)           (89,332)
                                    ------------       ------------
Net increase                              24,186       $    248,486
                                    ============       ============

++Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.



Class D Shares for the Year                               Dollar
Ended June 30, 2002                       Shares          Amount

Shares sold                              977,576       $ 10,422,064
Automatic conversion of shares                43                451
Shares issued to shareholders in
reinvestment of dividends and
distributions                             27,083            283,035
                                    ------------       ------------
Total issued                           1,004,702         10,705,550
Shares redeemed                        (124,615)        (1,312,674)
                                    ------------       ------------
Net increase                             880,087       $  9,392,876
                                    ============       ============



Class D Shares for the Period                             Dollar
October 6, 2000++ to June 30, 2001        Shares          Amount

Shares sold                               76,557       $    787,204
Shares issued to shareholders in
reinvestment of dividends                  1,212             12,391
                                    ------------       ------------
Total issued                              77,769            799,595
Shares redeemed                             (34)              (347)
                                    ------------       ------------
Net increase                              77,735       $    799,248
                                    ============       ============

++Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.


5. Distributions to Shareholders:The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:


                                      6/30/2002         6/30/2001

Distributions paid from:
  Ordinary income                   $    778,901       $     42,163
                                    ------------       ------------
Total taxable distributions         $    778,901       $     42,163
                                    ============       ============


As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                     $         --
Undistributed long-term capital gains--net                       --
                                                       ------------
Total undistributed earnings--net                                --
Unrealized losses--net                                    (23,509)*
                                                       ------------
Total accumulated losses--net                          $   (23,509)
                                                       ============

*The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October capital losses for tax purposes.



Merrill Lynch Total Return Bond Fund, June 30, 2002


REPORT OF INDEPENDENT AUDITORS


To the Board of Directors of Merrill Lynch Investment
Managers Funds, Inc. and Shareholders of
Merrill Lynch Total Return Bond Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Total Return Bond Fund as of June 30, 2002, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Total Return Bond Fund at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


(Ernst & Young LLP)
MetroPark, New Jersey
August 20, 2002



IMPORTANT TAX INFORMATION (unaudited)


Of the net investment income distributions paid monthly by Merrill Lynch Total Return Bond Fund during the fiscal year ended June 30, 2002, 11.09% is attributable to income from Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

              Total Return Bond Master Portfolio
                                Face
              Industries       Amount                        Investments                                           Value
CORPORATE      Aerospace &   $  170,000   Martin Marietta Corp., 7.375% due 4/15/2013                          $    187,063
BONDS &        Defense--0.8%    305,000   Northrop Grumman Corporation, 7.125% due 2/15/2011                        324,842
NOTES--41.3%                              Raytheon Company:
                                300,000      6.50% due 7/15/2005                                                    314,644
                                210,000      6.75% due 3/15/2018                                                    211,966
                                220,000   United Technology Corporation, 6.35% due 3/01/2011                        231,285
                                                                                                               ------------
                                                                                                                  1,269,800

               Automotive--7.7%           Chrysler Financial Company LLC:
                                274,000      2.019% due 2/03/2003                                                   273,784
                                274,000      2.009% due 3/06/2003                                                   273,690
                                          Daimler-Chrysler NA Holdings:
                              2,154,000      7.125% due 4/10/2003                                                 2,214,107
                                260,000      6.40% due 5/15/2006                                                    269,948
                                 95,000   Ford Motor Company, 7.45% due 7/16/2031                                    88,430
                                          Ford Motor Credit Company:
                              3,000,000      2.66% due 4/17/2003                                                  2,989,146
                              1,000,000      6.875% due 2/01/2006                                                 1,023,066
                                 96,000      7.375% due 2/01/2011                                                    97,238
                                          General Motors Acceptance Corp.:
                              3,000,000      2.224% due 7/21/2003 (a)                                             2,986,068
                              1,160,000      6.125% due 9/15/2006                                                 1,176,420
                                421,000      8% due 11/01/2031                                                      430,578
                                                                                                               ------------
                                                                                                                 11,822,475

               Automotive        65,000   Delphi Auto Systems Corporation, 6.55% due 6/15/2006                       67,773
               Equipment--0.0%

               Banking--3.5%    245,000   BB&T Corporation, 6.50% due 8/01/2011                                     256,300
                                205,000   The Bank of New York, 5.20% due 7/01/2007                                 209,005
                                700,000   Bank One Corp., 6.875% due 8/01/2006                                      756,493
                                510,000   BankAmerica Corp., 5.875% due 2/15/2009                                   514,213
                              1,000,000   FleetBoston Financial Corp., 7.25% due 9/15/2005                        1,087,469
                                105,000   Hudson United Bancorp Inc., 8.20% due 9/15/2006                           110,432
                                270,000   J.P. Morgan Chase & Company, 6.625% due 3/15/2012                         277,672
                              1,000,000   MBNA Corporation, 6.25% due 1/17/2007                                   1,023,429
                                150,000   Regions Financial Corporation, 6.375% due 5/15/2012                       154,395
                                175,000   Washington Mutual Inc., 7.50% due 8/15/2006                               189,291
                                800,000   Wells Fargo Company, 5.125% due 2/15/2007                                 809,407
                                                                                                               ------------
                                                                                                                  5,388,106



Merrill Lynch Total Return Bond Fund, June 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

              Total Return Bond Master Portfolio (continued)
                                Face
              Industries       Amount                        Investments                                           Value
CORPORATE      Beverage      $  150,000   Coors Brewing Company, 6.375% due 5/15/2012                          $    154,350
BONDS & NOTES  Brewing &
(continued)    Distilling--0.1%

               Broadcasting/    300,000   Liberty Media Corporation, 7.875% due 7/15/2009                           301,588
               Media--0.2%

               Cable & Media--  330,000   Clear Channel Communications, 7.875% due 6/15/2005                        347,203
               0.9%             120,000   Comcast Cable Communications, 6.375% due 1/30/2006                        116,222
                                470,000   News America Inc., 7.25% due 5/18/2018                                    444,087
                                460,000   Viacom Inc., 7.875% due 7/30/2030                                         499,521
                                                                                                               ------------
                                                                                                                  1,407,033

               Canadian         350,000   Canada Government Bond, 5.25% due 11/05/2008                              361,199
               Provinces--0.8%  250,000   Province of Ontario, 5.50% due 10/01/2008                                 259,463
                                 75,000   Province of Saskatchewan, 8% due 7/15/2004                                 81,743
                                450,000   Quebec Province, 7.50% due 9/15/2029                                      515,262
                                                                                                               ------------
                                                                                                                  1,217,667

               Cellular                   AT&T Wireless Services Inc.:
               Telephones--0.1%  30,000      8.125% due 5/01/2012                                                    24,463
                                138,000      8.75% due 3/01/2031                                                    106,576
                                                                                                               ------------
                                                                                                                    131,039

               Chemicals--0.4%  190,000   Chevron Phillips Chemical Company, 5.375% due 6/15/2007 (b)               189,306
                                125,000   Eastman Chemical, 7% due 4/15/2012                                        131,018
                                100,000   Methanex Corporation, 8.75% due 8/15/2012                                 102,000
                                225,000   Praxair Inc., 6.375% due 4/01/2012                                        233,309
                                                                                                               ------------
                                                                                                                    655,633

               Commercial       250,000   Cendant Corporation, 6.875% due 8/15/2006                                 251,437
               Services &
               Supplies--0.2%

               Communications   700,000   GTE Corporation, 6.84% due 4/15/2018                                      644,237
               --0.4%

               Diversified      300,000   Citigroup Inc., 6.625% due 6/15/2032                                      290,037
               Financials--     430,000   General Electric Capital Corporation, 6.75% due 3/15/2032                 422,377
               0.5%                                                                                            ------------
                                                                                                                    712,414

               Drug/             59,000   Eli Lilly & Company, 7.125% due 6/01/2025                                  64,175
               Pharmaceuticals
               --0.0%

               Electric--0.8%   235,000   AmerenEnergy Generating, 7.95% due 6/01/2032                              245,214
                                510,000   Oncor Electric Delivery, 6.375% due 5/01/2012 (b)                         524,001
                                150,000   PSEG Power, 6.95% due 6/01/2012 (b)                                       150,786
                                250,000   Southern Power Company, 6.25% due 7/15/2012 (b)                           250,701
                                                                                                               ------------
                                                                                                                  1,170,702

               Electric         252,000   Conectiv Inc., 5.30% due 6/01/2005                                        253,854
               Utilities--0.3%  225,000   Teco Energy Inc., 7% due 5/01/2012                                        235,963
                                                                                                               ------------
                                                                                                                    489,817

               Electrical--     150,000   Allete Inc., 7.80% due 2/15/2008                                          161,039
               0.3%              75,000   Commonwealth Edison Company, 6.15% due 3/15/2012 (b)                       77,175
                                185,000   Duke Energy Corporation, 6.25% due 1/15/2012                              188,652
                                                                                                               ------------
                                                                                                                    426,866

               Finance--1.9%    215,000   AT&T Capital Corporation, 6.60% due 5/15/2005                             204,897
                                110,000   Boeing Capital Corporation, 7.10% due 9/27/2005                           119,023
                                          CIT Group Inc.:
                                100,000      7.25% due 8/15/2005                                                     96,725
                                570,000      7.75% due 4/02/2012                                                    561,123
                                          Capital One Bank:
                                315,000      6.50% due 7/30/2004                                                    318,182
                                220,000      6.875% due 2/01/2006                                                   217,453
                                          Household Financial Corporation:
                                610,000      6.50% due 1/24/2006                                                    623,655
                                190,000      6.375% due 10/15/2011                                                  181,757
                                130,000   International Lease Finance Corporation, 5.50% due 6/07/2004              134,003
                                450,000   Morgan Stanley, Dean Witter, Discover & Co., 7.25% due 4/01/2032          458,650
                                                                                                               ------------
                                                                                                                  2,915,468

               Financial--      450,000   Goldman Sachs Group, Inc., 6.875% due 1/15/2011                           466,534
               Other--0.3%

               Financial      1,700,000   Countrywide Home Loan, 5.25% due 6/15/2004                              1,747,525
               Services--     1,400,000   Salomon Smith Barney Holdings, 6.50% due 2/15/2008                      1,496,223
               2.1%                                                                                            ------------
                                                                                                                  3,243,748

               Food--0.2%       125,000   Dole Foods Company, 7.25% due 5/01/2009 (b)                               127,810
                                230,000   SuperValu Inc., 7.50% due 5/15/2012                                       240,233
                                                                                                               ------------
                                                                                                                    368,043

               Food &           210,000   Coca-Cola Enterprises, 6.125% due 8/15/2011                               216,262
               Beverage--0.2%   220,000   Pepsi Bottling Holdings Inc., 5.625% due 2/17/2009 (b)                    223,542
                                                                                                               ------------
                                                                                                                    439,804

               Foreign        1,500,000   Federal Republic of Brazil, 11.625% due 4/15/2004                       1,329,000
               Government       190,000   Republic of Finland, 5.875% due 2/27/2006                                 202,308
               Obligations--    740,000   United Mexican States, 9.875% due 2/01/2010                               826,950
               1.5%                                                                                            ------------
                                                                                                                  2,358,258

               Forest           310,000   Weyerhaeuser Company, 5.95% due 11/01/2008                                313,270
               Products--0.2%

               Gaming &         510,000   Circus Circus Enterprises, Inc., 6.70% due 11/15/2096                     512,091
               Lodging--0.3%

               Health                     Tenet Healthcare Corporation:
               Care--0.6%       645,000      5% due 7/01/2007                                                       639,598
                                270,000      6.875% due 11/15/2031                                                  265,787
                                                                                                               ------------
                                                                                                                    905,385

               Hotels--0.2%     255,000   Starwood Hotels & Resorts, 7.375% due 5/01/2007                           250,856



Merrill Lynch Total Return Bond Fund, June 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

              Total Return Bond Master Portfolio (continued)
                                Face
              Industries       Amount                        Investments                                           Value
CORPORATE      Industrial--               Tele-Communications Inc.:
BONDS & NOTES  Other--0.6%   $  300,000      8.25% due 1/15/2003                                               $    304,416
(continued)                     635,000      9.80% due 2/01/2012                                                    691,316
                                                                                                               ------------
                                                                                                                    995,732

               Industrial--     265,000   Aramark Services Inc., 6.75% due 8/01/2004                                272,909
               Services--0.4%   360,000   First Data Corporation, 6.75% due 7/15/2005                               388,307
                                                                                                               ------------
                                                                                                                    661,216

               Industrials--     50,000   Abitibi Consolidated Inc., 8.55% due 8/01/2010                             52,190
               0.9%              50,000   Domtar Inc., 7.875% due 10/15/2011                                         54,257
                                 85,000   Norsk Hydro A/S, 6.36% due 1/15/2009                                       87,905
                                530,000   Ocean Energy Inc., 7.25% due 10/01/2011                                   556,097
                                 90,000   Sappi Papier Holdings AG, 6.75% due 6/15/2012 (b)                          91,133
                                540,000   Tyson Foods, Inc., 6.625% due 10/01/2004                                  562,965
                                                                                                               ------------
                                                                                                                  1,404,547

               Insurance--0.2%  190,000   John Hancock Financial Services, 5.625% due 12/01/2008                    193,398
                                 80,000   MetLife Inc., 5.25% due 12/01/2006                                         81,827
                                                                                                               ------------
                                                                                                                    275,225

               Medical--0.2%    250,000   HealthSouth Corporation, 7.625% due 6/01/2012 (b)                         247,655

               Metal--Other--   230,000   Noranda Inc., 7.25% due 7/15/2012                                         228,780
               0.2%

               Metals &                   Alcoa Inc.:
               Mining--0.2%     175,000      2.176% due 12/06/2004                                                  175,111
                                140,000      6% due 1/15/2012                                                       143,674
                                                                                                               ------------
                                                                                                                    318,785

               Oil--0.8%                  Anadarko Finance Company:
                                 90,000      6.75% due 5/01/2011                                                     94,175
                                550,000      7.50% due 5/01/2031                                                    586,655
                                260,000   Colonial Pipeline, 7.63% due 4/15/2032 (b)                                276,196
                                210,000   Murphy Oil Corporation, 6.375% due 5/01/2012                              214,045
                                                                                                               ------------
                                                                                                                  1,171,071

               Oil & Gas--      133,000   Transocean Offshore, 6.625% due 4/15/2011                                 136,949
               0.1%

               Oil--Integrated            Conoco Inc.:
               --0.3%           180,000      5.90% due 4/15/2004                                                    187,467
                                200,000      6.35% due 4/15/2009                                                    210,401
                                          Texaco Capital Inc.:
                                 55,000      8.625% due 6/30/2010                                                    65,602
                                 55,000      8.625% due 11/15/2031                                                   70,956
                                                                                                               ------------
                                                                                                                    534,426

               Oil              160,000   Apache Corporation, 6.25% due 4/15/2012                                   165,178
               Exploration &
               Production--0.1%

               Paper--0.2%      295,000   Georgia-Pacific Corporation, 8.125% due 5/15/2011                         282,344

               Pipelines--      430,000   Kinder Morgan Energy, 6.75% due 3/15/2011                                 442,465
               Gas--0.3%

               Pipelines--      230,000   Consolidated Natural Gas, 5.375% due 11/01/2006                           230,817
               Oil & Gas--0.1%

               Real Estate      675,000   Avalonbay Communities, 6.58% due 2/15/2004                                703,124
               Investment                 EOP Operating LP:
               Trust--1.7%      420,000      7.375% due 11/15/2003                                                  439,416
                                250,000      6.75% due 2/15/2012                                                    258,710
                                 65,000   Health Care Properties Inc., 7.48% due 4/05/2004                           69,181
                                280,000   Health Care Properties Investors Inc., 6.45% due 6/25/2012                278,983
                                790,000   Prologis Trust, 7% due 10/01/2003                                         817,840
                                                                                                               ------------
                                                                                                                  2,567,254

               Retail--0.7%               Kroger Company:
                                185,000      6.20% due 6/15/2012                                                    184,181
                                455,000      7.50% due 4/01/2031                                                    473,671
                                 55,000   Safeway Inc., 6.50% due 3/01/2011                                          56,668
                                245,000   Sears Roebuck Acceptance Corporation, 7% due 6/01/2032                    234,696
                                100,000   Wal-Mart Stores, Inc., 6.875% due 8/10/2009                               109,848
                                                                                                               ------------
                                                                                                                  1,059,064

               Special          245,000   Principal Life Global, 6.25% due 2/15/2012 (b)                            251,061
               Services--0.2%

               Supranational    480,000   Corp Andina de Fomento, 6.875% due 3/15/2012 (b)                          492,392
               --0.3%

               Telephone--      250,000   Citizens Communications Company, 7.625% due 8/15/2008                     228,446
               0.2%              85,000   France Telecom, 9% due 3/01/2031                                           75,184
                                                                                                               ------------
                                                                                                                    303,630

               Telephone        170,000   Alltel Corporation, 7% due 7/01/2012                                      169,623
               Service--0.5%    375,000   British Telecom PLC, 8.375% due 12/15/2010                                408,074
                                125,000   Deutsche Telekom International Finance, 7.75% due 6/15/2005 (f)           127,894
                                                                                                               ------------
                                                                                                                    705,591

               Tobacco--0.1%    100,000   RJ Reynolds Tobacco Holdings, 6.50% due 6/01/2007                         102,386

               Transportation   250,000   Burlington Northern Santa Fe, 6.75% due 7/15/2011                         262,389
               --0.6%           155,000   Continental Airlines, 6.563% due 2/15/2012                                161,398
                                          Southwest Airlines Co.:
                                250,000      8% due 3/01/2005                                                       273,963
                                200,000      7.875% due 9/01/2007                                                   225,794
                                                                                                               ------------
                                                                                                                    923,544

               U.S.           3,700,000   Fannie Mae, 7% due 7/15/2005                                            4,046,316
               Government     2,200,000   Freddie Mac, 7% due 7/15/2005                                           2,409,106
               Agency--4.2%                                                                                    ------------
                                                                                                                  6,455,422



Merrill Lynch Total Return Bond Fund, June 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

              Total Return Bond Master Portfolio (continued)
                                Face
              Industries       Amount                        Investments                                           Value
CORPORATE      Utilities--   $  165,000   360 Communications Co., 7.50% due 3/01/2006                          $    174,213
BONDS & NOTES  Communication    250,000   Ameritech Capital Funding, 6.45% due 1/15/2018                            247,813
(concluded)    --0.9%         1,060,000   Sprint Capital Corporation, 5.70% due 11/15/2003                          941,936
                                                                                                               ------------
                                                                                                                  1,363,962

               Utilities--      210,000   Commonwealth Edison Company, 6.95% due 7/15/2018                          213,431
               Electric &       105,000   Consolidated Edison Inc., 7.15% due 12/01/2009                            114,775
               Gas--1.1%        210,000   FirstEnergy Corp., 6.45% due 11/15/2011                                   203,888
                                210,000   Mississippi Power, 6.05% due 5/01/2003                                    215,228
                                175,000   Progress Energy Inc., 5.85% due 10/30/2008                                176,241
                                          South Carolina Electric & Gas:
                                490,000      7.50% due 6/15/2005                                                    533,685
                                210,000      6.70% due 2/01/2011                                                    221,458
                                                                                                               ------------
                                                                                                                  1,678,706

               Yankee--          55,000   Alcan Inc., 7.25% due 3/15/2031                                            59,419
               Corporates--      85,000   BSCH Issuances Ltd., 7.625% due 9/14/2010                                  93,196
               1.7%             250,000   Canadian National Railway Co., 6.90% due 7/15/2028                        255,489
                                150,000   Korea Development Bank, 7.125% due 4/22/2004                              159,112
                              1,680,000   Pemex Project Funding Master Trust, 9.125% due 10/13/2010               1,764,000
                                250,000   Potash Corporation of Saskatchewan, 7.75% due 5/31/2011                   278,372
                                                                                                               ------------
                                                                                                                  2,609,588

                                          Total Corporate Bonds & Notes (Cost--$63,201,007)                      63,556,359


GOVERNMENT     Collateralized             Fannie Mae:
AGENCY         Mortgage       5,500,000      6.50% due 9/17/2021                                                  5,812,435
MORTGAGE-      Obligations--      2,083      G93-27 SB, 13.195% due 8/25/2023 (a)                                     2,085
BACKED         12.5%                      Freddie Mac:
SECURITIES++                    709,345      5.57% due 7/15/2022                                                    725,521
--49.9%                       1,618,156      2160, 24.743% due 6/15/2029                                          1,757,498
                              4,375,000      2295 PN 5.75% due 6/15/2021                                          4,470,935
                                          Freddie Mac Participation Certificates--Gold Program:
                              2,000,000      6.50% due 12/31/2030                                                 2,043,632
                              3,200,000      6% due 12/31/2030                                                    3,197,363
                              1,200,000   Ginnie Mae 2001-7 TV, 6% due 2/20/2025                                  1,225,875
                                                                                                               ------------
                                                                                                                 19,235,344

               Government                 Ginnie Mae:
               National       3,973,126      6% due 12/31/2030 (e)                                                3,977,167
               Mortgage       2,932,996      6.50% due 10/15/2031                                                 3,003,241
               Association--                                                                                   ------------
               4.5%                                                                                               6,980,408

               Pass-Through               Freddie Mac Gold Program, 30 Year:
               Securities--      91,158      6.50% due 6/01/2030                                                     93,156
               4.4%           6,518,653      6.50% due 5/01/2031                                                  6,659,775
                                                                                                               ------------
                                                                                                                  6,752,931

               Stripped          87,441   Fannie Mae, 6.50% due 8/25/2028 (c)                                         2,010
               Mortgage-Backed
               Securities--0.0%

               U.S.                       Fannie Mae:
               Government     2,120,000      5.25% due 6/15/2006                                                  2,206,348
               Agency--28.5%    590,000      7.125% due 3/15/2007                                                   658,657
                              1,280,000      6.375% due 6/15/2009                                                 1,384,561
                                890,000      6% due 5/15/2011 (g)                                                   932,742
                              1,470,000      7.125% due 1/15/2030                                                 1,646,122
                              3,000,000      7.50% due 12/01/2030                                                 3,149,990
                              3,600,000      6% due 12/31/2030 (e)                                                3,595,907
                              7,300,000      6% due 12/31/2030 (e)                                                7,455,716
                              7,200,000      7% due 12/31/2030 (e)                                                7,460,734
                              4,091,640      7% due 9/01/2031                                                     4,242,131
                              7,023,780      6.50% due 12/01/2031                                                 7,171,909
                              2,078,408      7.50% due 3/01/2032                                                  2,182,343
                              1,670,000   Freddie Mac, 6.625% due 9/15/2009                                       1,831,756
                                                                                                               ------------
                                                                                                                 43,918,916

                                          Total Government Agency Mortgage-Backed Securities
                                          (Cost--$75,841,083)                                                    76,889,609


NON-AGENCY     Asset-Backed   1,077,000   CIT Equipment Collateral, Series 2002-VT1, Class A2, 2.90%
MORTGAGE-      Securities--               due 6/21/2004                                                           1,082,697
BACKED         11.6%            750,000   CS First Boston Mortgage Securities Corporation, 1995-WF1 D,
SECURITIES++                              7.532% due 12/21/2027                                                     815,219
--15.7%                       1,197,834   EQCC Home Equity Loan Trust, Series 1999-1, Class A3F, 5.915%
                                          due 11/20/2024                                                          1,226,624
                              2,234,564   First Union NB-Bank of America Commercial Mortgage Trust,
                                          2001-C1 A1, 5.711% due 3/15/2033 (a)                                    2,223,391
                              2,416,952   GS Mortgage Securities Corporation II, 1998-C1 A1, 6.06%
                                          due 10/18/2030 (a)                                                      2,499,217
                              1,400,000   Household Automotive Trust, Series 2002-1, Class A2, 2.75%
                                          due 5/17/2005                                                           1,404,047
                              1,350,000   Household Home Equity Loan Trust, Series 2002-2, Class A,
                                          2.14% due 4/20/2032                                                     1,350,000
                              1,350,000   Ikon Receivables LLC, Series 2002-1, Class A2, 2.91% due
                                          2/15/2005                                                               1,356,666
                                547,898   MBNA Master Credit Card Trust, Series 1999-F, Class B, 2.29%
                                          due 1/16/2007                                                             548,391
                                844,461   Nomura Asset Securities Corporation, 1995-MD3 A1B, 8.15% due
                                          3/04/2020                                                                 919,303
                              1,350,000   Option One Mortgage Loan Trust, Series 2002-4, Class A, 2.10%
                                          due 7/25/2032                                                           1,349,141
                                981,666   Resolution Trust Corporation, 1994-C1 E, 8% due 6/25/2026                 986,666
                              1,048,987   Structured Asset Securities Corporation, Series 2002-9,
                                          Class A2, 2.14% due 10/25/2027                                          1,048,987
                              1,100,000   Superior Wholesale Inventory Financing Trust, Series 2001-A7,
                                          2.24% due 6/15/2006                                                     1,100,352
                                                                                                               ------------
                                                                                                                 17,910,701



Merrill Lynch Total Return Bond Fund, June 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

              Total Return Bond Master Portfolio (concluded)
                                Face
              Industries       Amount                        Investments                                           Value
NON-AGENCY     Collatera-    $   67,677   Blackrock Capital Finance L.P., 1997-R2 AP, 1.097% due
MORTGAGE-      lized                      12/25/2035 (a)                                                       $     72,298
BACKED         Mortgage         200,000   CMC Securities Corporation IV, 1994-G A4, 7% due 9/25/2024                204,912
SECURITIES++   Obligations--    107,253   Collateralized Mortgage Obligation Trust, 57 D, 9.90%
(concluded)    4.1%                       due 2/01/2019                                                             108,103
                                169,843   GE Capital Mortgage Services, Inc., 1994-24 A4, 7% due 7/25/2024          175,039
                                          Housing Securities Inc.:
                                241,536      1994-1 AB2, 6.50% due 3/25/2009                                        163,112
                                140,784      1994-2 B1, 6.50% due 7/25/2009                                         110,141
                                216,476   Independent National Mortgage Corporation, 1995-F A5, 8.25%
                                          due 5/25/2010                                                             220,357
                              1,250,000   LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A3,
                                          6.226% due 3/15/2026                                                    1,313,373
                                308,186   Ocwen Residential MBS Corporation, 1998-R2 AP, 7.085% due
                                          11/25/2034 (a)(b)                                                         301,396
                                708,809   Residential Funding Mortgage Securities Inc., Series 2001-S23,
                                          Class 2A1, 5.50% due 10/25/2031                                           718,506
                                600,000   Washington Mutual, 2000-1 B1, 5.84% due 1/25/2040 (a)(b)                  596,344
                                900,000   Washington Mutual Inc., Series 2002-AR4, Class A7, 5.598%
                                          due 4/25/2032                                                             923,063
                              1,305,943   Wells Fargo Mortgage-Backed Securities Trust, Series 2002-A,
                                          Class A2, 5.90% due 3/25/2032                                           1,336,461
                                                                                                               ------------
                                                                                                                  6,243,105

                                          Total Non-Agency Mortgage-Backed Securities (Cost--$23,881,860)        24,153,806




                               Shares
                                Held
PREFERRED                           500   Home Ownership Funding 2                                                  325,070
STOCKS--0.2%
                                          Total Preferred Stocks (Cost--$500,000)                                   325,070




                                Face
                               Amount
U.S.TREASURY                              U.S. Treasury Bonds:
OBLIGATIONS--                $  770,000      7.50% due 11/15/2016                                                   926,652
12.2%                           430,000      8.125% due 8/15/2019                                                   550,785
                              1,380,000      7.25% due 8/15/2022                                                  1,643,804
                                430,000      6.25% due 8/15/2023                                                    460,714
                                430,000      6.625% due 2/15/2027                                                   482,808
                                                                                                               ------------
                                                                                                                  4,064,763

                                          U.S. Treasury Notes:
                                868,000      7.50% due 2/15/2005                                                    960,903
                              3,150,000      6.50% due 5/15/2005                                                  3,419,498
                                760,000      5.75% due 11/15/2005                                                   811,063
                                430,000      6.25% due 2/15/2007                                                    470,522
                              2,870,000      4.375% due 5/15/2007                                                 2,909,463
                              1,110,000      6.125% due 8/15/2007                                                 1,209,837
                                750,000      4.75% due 11/15/2008                                                   763,721
                                460,000      6.50% due 2/15/2010                                                    514,225
                                660,000      5% due 2/15/2011                                                       671,171
                              3,000,000      4.875% due 2/15/2012                                                 3,011,250
                                                                                                               ------------
                                                                                                                 14,741,653

                                          Total U.S. Treasury Obligations (Cost--$18,898,027)                    18,806,416


SHORT-TERM     Commercial     3,950,000   AOL Time Warner, Inc., 2.05% due 7/15/2002                              3,946,851
INVESTMENTS--  Paper*--2.6%
2.6%                                      Total Short-Term Investments (Cost--$3,946,851)                         3,946,851



OPTIONS        Call Options   3,500,000   FNMA 30-Year TBA Purchase, expiring August 2002 at USD 103.33            (13,125)
WRITTEN--0.0%  Written--0.0%

                                          Total Options Written (Premiums Received--$14,082)                       (13,125)


                                          Total Investments, Net of Options Written
                                          (Cost--$186,254,746)--121.9%                                          187,664,986
                                          Time Deposit--0.1%**                                                      215,638
                                          Unrealized Appreciation on Interest Rate Spreadlocks--0.0%*** (d)           8,648
                                          Liabilities in Excess of Other Assets--(22.0%)                       (33,945,663)
                                                                                                               ------------
                                          Net Assets--100.0%                                                   $153,943,609
                                                                                                               ============

(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents the interest-only portion of a mortgage-backed obligation.
(d)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $44,448, representing less than 0.1% of net assets.

                        Acquisition
Issue                       Date         Cost         Value

European Spreadlock      6/05/2002     $53,132       $44,448
                                       -------       -------
Total                                  $53,132       $44,448
                                       =======       =======

(e)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to selling securities for which all specific information is not available at this time.
(f)Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
(g)All or a portion of security held as collateral in connection with openinterest rate spreadlocks.
++Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
**Time deposit bears interest at 0.77% and matures on 7/01/2002.
***Interest rate spreadlocks sold as of June 30, 2002 were as follows:

Notional                                       Expiration
Par Value      Issue           Exchange           Date        Value

8,000,000    European     Over-the-Counter-    July 2002    $  44,448
             Spreadlock         Other
                                                            ---------
Total Interest Rate Spreadlocks Sold
(Total Contract Price--$53,132)                             $  44,448
                                                            =========

See Notes to Financial Statements.



Merrill Lynch Total Return Bond Fund, June 30, 2002


STATEMENT OF ASSETS AND LIABILITIES

TOTAL RETURN
BOND MASTER
PORTFOLIO       As of June 30, 2002
Assets:         Investments, at value (identified cost--$186,268,828)                                        $  187,678,111
                Cash                                                                                                    196
                Time deposit                                                                                        215,638
                Unrealized appreciation on interest rate spreadlocks                                                  8,648
                Receivables:
                   Securities sold                                                         $   17,691,439
                   Interest                                                                     1,889,657
                   Contributions                                                                  499,300
                   Paydowns                                                                       119,728        20,200,124
                                                                                           --------------
                Prepaid expenses and other assets                                                                   126,695
                                                                                                             --------------
                Total assets                                                                                    208,229,412
                                                                                                             --------------

Liabilities:    Options written, at value (premiums received--$14,082)                                               13,125
                Payables:
                   Securities purchased                                                        44,775,084
                   Withdrawals                                                                  9,386,565
                   Investment adviser                                                              37,662        54,199,311
                                                                                           --------------
                Accrued expenses and other liabilities                                                               73,367
                                                                                                             --------------
                Total liabilities                                                                                54,285,803
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  153,943,609
                                                                                                             ==============

Net Assets      Investors' capital                                                                           $  152,524,685
Consist of:     Unrealized appreciation on investments--net                                                       1,418,924
                                                                                                             --------------
                Net assets                                                                                   $  153,943,609
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

TOTAL RETURN
BOND MASTER
PORTFOLIO       For the Year Ended June 30, 2002
Investment      Interest                                                                                     $    9,393,962
Income:         Dividends                                                                                            83,548
                                                                                                             --------------
                Total income                                                                                      9,477,510
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $      473,041
                Accounting services                                                               169,142
                Professional fees                                                                  49,581
                Custodian fees                                                                     17,055
                Pricing fees                                                                       16,947
                Trustees' fees and expenses                                                        10,647
                Offering costs                                                                      1,727
                Other                                                                              13,242
                                                                                           --------------
                Total expenses                                                                                      751,382
                                                                                                             --------------
                Investment income--net                                                                            8,726,128
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 2,570,410
Unrealized      Change in unrealized appreciation/depreciation on investments--net                                2,102,703
Gain on                                                                                                      --------------
Investments--   Total realized and unrealized gain on investments--net                                            4,673,113
Net:                                                                                                         --------------
                Net Increase in Net Assets Resulting from Operations                                         $   13,399,241
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             For the        For the Period
TOTAL RETURN                                                                                Year Ended    October 6, 2000++
BOND MASTER                                                                                  June 30,        to June 30,
PORTFOLIO       Increase (Decrease) in Net Assets:                                             2002              2001
Operations:     Investment income--net                                                     $    8,726,128    $    7,757,182
                Realized gain on investments--net                                               2,570,410           895,917
                Change in unrealized appreciation/depreciation on investments--net              2,102,703         1,080,545
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           13,399,241         9,733,644
                                                                                           --------------    --------------

Net Capital     Proceeds from contributions                                                   119,146,818       253,897,559
Transactions:   Fair value of withdrawals                                                   (135,833,885)     (106,449,868)
                                                                                           --------------    --------------
                Net increase (decrease) in net assets derived from capital transactions      (16,687,067)       147,447,691
                                                                                           --------------    --------------

Net Assets:     Total increase (decrease) in net assets                                       (3,287,826)       157,181,335
                Beginning of period                                                           157,231,435            50,100
                                                                                           --------------    --------------
                End of period                                                              $  153,943,609    $  157,231,435
                                                                                           ==============    ==============

++Commencement of operations.

See Notes to Financial Statements.


Merrill Lynch Total Return Bond Fund, June 30, 2002


FINANCIAL HIGHLIGHTS

                                                                                             For the        For the Period
TOTAL RETURN                                                                                Year Ended    October 6, 2000++
BOND MASTER     The following ratios have been derived from                                  June 30,        to June 30,
PORTFOLIO       information provided in the financial statements.                              2002              2001
Total                                                                                               9.97%                --
Investment                                                                                 ==============    ==============
Return:

Ratios to       Expenses                                                                             .48%             .42%*
Average                                                                                    ==============    ==============
Net Assets:     Investment income--net                                                              5.53%            6.59%*
                                                                                           ==============    ==============

Supplemental    Net assets, end of period (in thousands)                                   $      153,944    $      157,231
Data:                                                                                      ==============    ==============
                Portfolio turnover                                                                208.91%           276.08%
                                                                                           ==============    ==============

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


TOTAL RETURN
BOND MASTER
PORTFOLIO


1. Significant Accounting Policies:
Total Return Bond Master Portfolio (the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on he exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

* Interest rate spreadlocks--The Portfolio is authorized to enter into interest rate spreadlocks, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

(c) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .30% of the average daily value of the Portfolio's net assets.

For the year ended June 30, 2002, Merrill Lynch Security Pricing
Service, an affiliate of MLPF&S, earned $4,434 for providing security price quotations to compute the Fund's net asset value.

For the year ended June 30, 2002, the Fund reimbursed FAM $22,514 for certain accounting services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $353,231,219 and $327,754,852, respectively.

Net realized gains for the year ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:


                                       Realized         Unrealized
                                        Gains             Gains

Long-term investments              $   2,531,776      $   1,409,283
Options written                               --                957
Interest rate spreadlocks                     --              8,684
Financial futures contracts               38,634                 --
                                   -------------      -------------
Total investments                  $   2,570,410      $   1,418,924
                                   =============      =============



Merrill Lynch Total Return Bond Fund, June 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


TOTAL RETURN
BOND MASTER
PORTFOLIO


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,353,807, of which $2,425,270 related to appreciated securities and $1,071,463 related to depreciated securities. At June 30, 2002, the aggregate cost of investments, net of options written, for Federal income tax purposes was $186,311,179.

Transactions in call options written for the year ended June 30, 2002, were as follows:


                                     Nominal Value
                                       Covered by        Premiums
                                    Options Written      Received

Outstanding call options written,
beginning of year                             --                 --
Call options written                   3,500,000      $      14,082
                                   -------------      -------------
Outstanding call options written,
end of year                            3,500,000      $      14,082
                                   =============      =============


4. Short-Term Borrowings:
The Master Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended June 30, 2002.



REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees of Fund Asset Management
Master Trust and Investors of Total Return Bond
Master Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Bond Master Portfolio as of June 30, 2002, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Bond Master Portfolio at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
August 20, 2002



OFFICERS AND DIRECTORS/TRUSTEES (unaudited)


                                                                                             Number of      Other
                                                                                           Portfolios in  Director-
                                                                                            Fund Complex    ships
                        Position(s)    Length                                               Overseen by    Held by
                            Held      of Time                                                Director/    Director/
Name, Address & Age      with Fund     Served   Principal Occupation(s) During Past 5 Years   Trustee      Trustee
Interested Director/Trustee

Terry K. Glenn*          President    2001 to   Chairman, Americas Region since 2001, and     117 Funds     None
P.O. Box 9011            and          present   Executive Vice President since 1983 of      169 Portfolios
Princeton,               Director/              Fund Asset Management, L.P. ("FAM") and
NJ 08543-9011            Trustee                Merrill Lynch Investment Managers, L.P.
Age: 61                                         ("MLIM"); President of Merrill Lynch
                                                Mutual Funds since 1999; President of
                                                FAM Distributors, Inc. ("FAMD") since
                                                1986 and Director thereof since 1991;
                                                Executive Vice President and Director
                                                of Princeton Services, Inc. ("Princeton
                                                Services") since 1993; President of
                                                Princeton Administrators, L.P. since
                                                1988; Director of Financial Data Services,
                                                Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.


Merrill Lynch Total Return Bond Fund, June 30, 2002


OFFICERS AND DIRECTORS/TRUSTEES (unaudited) (concluded)


                                                                                             Number of      Other
                                                                                           Portfolios in  Director-
                                                                                            Fund Complex    ships
                        Position(s)    Length                                               Overseen by    Held by
                            Held      of Time                                                Director/    Director/
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years   Trustee      Trustee
Independent Directors/Trustees

James H. Bodurtha        Director/    2002 to   Director and Executive Vice President, The     39 Funds     Berkshire
P.O. Box 9011            Trustee      present   China Business Group, Inc. since 1996.      59 Portfolios   Holding
Princeton,                                                                                                  Corporation
NJ 08543-9011
Age: 58


Joe Grills               Director/    2000 to   Member of Committee on Investment of           42 Funds     Duke
P.O. Box 9011            Trustee      present   Employee Benefit Assets of the              62 Portfolios   Management
Princeton,                                      Association for Financial Professionals                     Company;
NJ 08543-9011                                   since 1986.                                                 Kimco
Age: 67                                                                                                     Realty;
                                                                                                            Montpelier
                                                                                                            Foundation


Herbert I. London        Director/    2002 to   John M. Olin Professor of Humanities,          39 Funds     None
P.O. Box 9011            Trustee      present   New York University since 1993.             59 Portfolios
Princeton,
NJ 08543-9011
Age: 62


Andre F. Perold          Director/    2002 to   George Gund Professor of Finance and           39 Funds     None
P.O. Box 9011            Trustee      present   Banking, Harvard School of Business since   59 Portfolios
Princeton,                                      2000; Finance Area Chair since 1996.
NJ 08543-9011
Age: 49


Roberta Cooper Ramo      Director/    2002 to   Shareholder, Modrall, Sperling, Roehl,         39 Funds     None
P.O. Box 9011            Trustee      present   Harris & Sisk, P.A. since 1993.             59 Portfolios
Princeton,
NJ 08543-9011
Age: 59


Robert S. Salomon, Jr.   Director/    2002 to   Principal of STI Management since 1994.        42 Funds     None
P.O. Box 9011            Trustee      present                                               62 Portfolios
Princeton,
NJ 08543-9011
Age: 65


Melvin R. Seiden         Director/    2002 to   Director, Silbanc Properties, Ltd. (real       42 Funds     None
P.O. Box 9011            Trustee      present   estate, investment and consulting) since    62 Portfolios
Princeton,                                      1987; Chairman and President of Seiden &
NJ 08543-9011                                   de Cuevas, Inc. (private investment firm)
Age: 71                                         from 1964 to 1987.


Stephen B. Swensrud      Director/    2002 to   Chairman, Fernwood Advisors since 1996.        42 Funds     International
P.O. Box 9011            Trustee      present                                               62 Portfolios   Mobile
Princeton,                                                                                                  Communi-
NJ 08543-9011                                                                                               cations,
Age: 69                                                                                                     Inc.


*The Director/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)    Length
                            Held      of Time
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice         2000 to   First Vice President of FAM and MLIM since 1997 and the Treasurer thereof
P.O. Box 9011            President    present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,               and                    1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
NJ 08543-9011            Treasurer              from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Patrick Maldari          Portfolio    2002 to   Managing Director of Americas Fixed Income for Merrill Lynch Investment
P.O. Box 9011            Manager      present   Managers since 2000; Director of Fixed Income Institutional Business from
Princeton,                                      1997 to 2000.
NJ 08543-9011
Age: 40


James J. Pagano          Portfolio    2001 to   Senior Fixed Income Analyst since 1998; Risk Manager from 1997 to 1998.
P.O. Box 9011            Manager      present
Princeton,
NJ 08543-9011
Age: 39


Phillip S. Gillespie     Secretary    2001 to   First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001;
P.O. Box 9011                         present   Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM
Princeton,                                      since 1998; Assistant General Counsel of Chancellor LGT Asset Management
NJ 08543-9011                                   Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of
Age: 38                                         Investment Management and the Office of General Counsel at the U.S.
                                                Securities and Exchange Commission from 1993 to 1997.


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863